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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)              June 23, 1999
                                                  ------------------------------


                              COMPUWARE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)


             Michigan                 000-20900                  38-2007430
             --------                 ---------                  ----------
  (State or other jurisdiction      (Commission              (IRS Employer
          of incorporation)          File Number)          Identification No.)


         31440 Northwestern Highway, Farmington Hills, Michigan       48334-2564
         ------------------------------------------------------       ----------
            (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code             (248) 737-7300
                                                   ----------------------------



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  On June 23, 1999, Compuware Corporation ("Compuware") entered into an Agreement and Plan of Merger (the "Agreement") among Compuware, Data Processing Resources Corporation ("DPRC") and COMP Acquisition Co. ("Merger Sub"). COMP Acquisition Co. is a wholly-owned subsidiary of Compuware.

                  Under the terms of the Agreement, Compuware will cause Merger Sub to tender for all of the outstanding shares of DPRC common stock. As of June 21, 1999, DPRC had 14,762,416 shares of common stock issued and outstanding. At a tender offer price of $24.00 per share of common stock and assuming that all of the shareholders of DPRC tender their shares, Compuware will pay approximately $354.3 million to acquire DPRC. The purchase price is expected to come from a credit facility that Compuware is currently negotiating with Morgan Stanley Funding, Inc. and Comerica Bank.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)-(b) The financial statements required to be filed with this Report are not available. The Registrant will file the required financial statements as an amendment to this Form 8-K as soon as practical but not later than 60 days after the date of the filing of this Report.

         (c)      Exhibits.

                  2.1 Agreement and Plan of Merger, dated June 23, 1999, among Compuware Corporation, COMP Acquisition, Inc. and Data Processing Resources Corporation (incorporated by reference to Schedule 14D-1, filed June 30, 1999, by Compuware Corporation (SEC File No. 005-48251)).

                  99.1 Press Release issued by Compuware Corporation, dated June 24, 1999.

                  99.2 Commitment Letter, dated June 29, 1999, from Morgan Stanley Senior Funding, Inc. and Comerica Bank to Compuware Corporation (incorporated by reference to Amendment No. 1 to Schedule 14D-1, filed July 6, 1999, by Compuware Corporation (SEC File No. 005-48251)).




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 8, 1999                COMPUWARE CORPORATION


                                    By:      /s/ Thomas Costello, Jr.
                                             ------------------------
                                             Vice President,
                                             General Counsel and Secretary




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                                  EXHIBIT INDEX

Exhibit No.                Description

2.1 Agreement and Plan of Merger, dated June 23, 1999, among Compuware Corporation, COMP Acquisition, Inc. and Data Processing Resources Corporation (incorporated by reference to Schedule 14D-1, filed June 30, 1999, by Compuware Corporation (SEC File No. 005-48251)).

99.1                       Press Release issued by Compuware Corporation, dated
                           June 24, 1999.

99.2 Commitment Letter, dated June 29, 1999, from Morgan Stanley Senior Funding, Inc. and Comerica Bank to Compuware Corporation (incorporated by reference to Amendment No. 1 to Schedule 14D-1, filed July 6, 1999, by Compuware Corporation (SEC File No. 005-48251)).